Microsoft Word 11.0.6568;77Q(1)(e): Copies of any new or amended Registrant investment advisory contracts
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         Amended Annex A to the Management Agreement between the Registrant and
Goldman Sachs Asset Management/Goldman Sachs Funds Management, L.P./Goldman Sachs Asset Management, L.P., is hereby incorporated by reference to Exhibit
(d)(24), of Post-Effective Amendment Number 112 filed on December 7, 2005 (Accession No. 0000950123-05-014459).